                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (date of earliest event reported)         February 20, 1998
                                                --------------------------------


                               ScanSource, Inc.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

     South Carolina                   1-12842                      57-0965380
     --------------                   -------                      ----------

(State or Other Jurisdiction   (Commission File Number)         (I.R.S. Employer
    of Incorporation)                                             Identification
                                                                     Number)

                 6 Logue Court, Suite G, Greenville, SC  29615
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         (Address, Including Zip Code of Principal Executive Offices)


                                (803) 288-2432
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On February 20, 1998, ScanSource, Inc. (the "Company"), announced that it had signed a letter of intent to acquire The CTI Authority, Inc ("CTI"). A copy of the news release is attached hereto as Exhibit 99.

     On February 28, 1998, the Company completed the acquisition of CTI. The transaction is being treated by the Company for accounting purposes as a pooling of interest, and was undertaken pursuant to a merger of CTI with a wholly-owned subsidiary of the Company which is operating under the name Catalyst Telecom, Inc. following the merger. The Company issued 238,830 shares of its common stock, no par value, to the shareholders of CTI as consideration in the merger. The CTI shareholders were granted registration rights with respect to a portion of the shares issued by the Company in the merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)  Not applicable.

         (B)  Not applicable.

         (C)  Exhibits.

          Exhibit 99, News Release, dated February 20, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SCANSOURCE, INC.



Date: February 28, 1998           By:            /s/ JEFFERY A. BRYSON
                                      ---------------------------------------
                                      Jeffery A. Bryson
                                      Chief Financial Officer

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